                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported) - August 24, 2000



                          REGENT COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



          DELAWARE                       0-15392                 31-1492857
(State of other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                         50 EAST RIVERCENTER BOULEVARD
                                   SUITE 180
                           COVINGTON, KENTUCKY 41011
                    (Address of principal executive offices)


                                 (606) 292-0030
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 24, 2000, pursuant to the terms of an Asset Exchange Agreement dated as of March 12, 2000, as amended, we acquired from Clear Channel Broadcasting, Inc., Capstar Radio Operating Company and their related entities substantially all of the assets of four FM and two AM radio stations in Albany, New York and three FM and one AM radio stations in Grand Rapids, Michigan in exchange for substantially all of the assets of our five FM and three AM radio stations in the Mansfield, Ohio and Victorville, California markets and the payment by us of $80,465,000 in cash.

        Stations Acquired                                      Stations Disposed Of
        -----------------                                      --------------------
Albany, NY............     WQBJ(FM)                  Victorville, CA.........   KZXY(FM)
                           WQBK(FM)                                             KATJ(FM)
                           WABT(FM)                                             KIXA(FM)
                           WGNA(FM)                                             KIXW(AM)
                           WGNA(AM)                                             KROY(AM)
                           WTMM(AM)

Grand Rapids, MI......     WLHT(FM)                  Mansfield, OH.......       WYHT(FM)
                           WGRD(FM)                                             WSWR(FM)
                           WTRV(FM)                                             WMAN(AM)
                           WNWZ(AM)

         The sources for the cash portion of the purchase price paid by us were as follows:

         (a) borrowings in the amount of $44,000,000 under our Credit Agreement with Fleet National Bank, as Administrative Agent and Issuing Lender, GE Capital Commercial Finance, Inc., as Syndication Agent, Dresdner Bank AG, New York and Grand Cayman Branches, as Documentation Agent, and the several lenders party thereto; and

         (b) $36,465,000 of proceeds from our initial public offering of common stock completed on January 28, 2000 and cash from operations.

         The terms of this transaction were arrived at and agreed upon through arms' length negotiations between the parties. We intend to continue to use the assets acquired in a manner consistent with their use prior to their acquisition by us.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The Company is not filing the financial statements required by this Item 7(a) with this initial report. The Company intends to file such financial statements by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The Company is not filing the pro forma financial information required by this Item 7(b) with this initial report. The Company intends to file such pro forma financial information by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.

         (c)      EXHIBITS.

         The Exhibit Index following the signature page hereof constitutes a list of all Exhibits filed with or incorporated by reference in this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   REGENT COMMUNICATIONS, INC.


Date:  August 29, 2000                             By: /s/ Terry S. Jacobs
                                                       ------------------------
                                                      Terry S. Jacobs,
                                                      Chairman of the Board and
                                                      Chief Executive Officer

                                 EXHIBIT INDEX

         The following exhibits are filed, or incorporated by reference where indicated, as part of this Current Report on Form 8-K:

EXHIBIT
NUMBER      EXHIBIT DESCRIPTION

2(a) Asset Exchange Agreement dated as of March 12, 2000 by and among Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., Capstar Radio Operating Company, Capstar TX Limited Partnership, Regent Broadcasting of Victorville, Inc., Regent Licensee of Victorville, Inc., Regent Broadcasting of Palmdale, Inc., Regent Licensee of Palmdale, Inc., Regent Broadcasting of Mansfield, Inc. and Regent Licensee of Mansfield, Inc. (previously filed as Exhibit 2(g) to the Registrant's Form 10-K for the year ended December 31, 1999 and is incorporated herein by this reference)

2(b) First Amendment to Asset Exchange Agreement made on May 31, 2000 by and among Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., Capstar Radio Operating Company, Capstar TX Limited Partnership, Regent Broadcasting of Victorville, Inc., Regent Licensee of Victorville, Inc., Regent Broadcasting of Palmdale, Inc., Regent Licensee of Palmdale, Inc., Regent Broadcasting of Mansfield, Inc. and Regent Licensee of Mansfield, Inc. (previously filed as Exhibit 2(b) to the Registrant's Form 10-Q for the quarter ended June 30, 2000 and is incorporated herein by this reference)

2(c) Second Amendment to Asset Exchange Agreement made on June 2, 2000 by and among Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., Capstar Radio Operating Company, Capstar TX Limited Partnership, Regent Broadcasting of Victorville, Inc., Regent Licensee of Victorville, Inc., Regent Broadcasting of Mansfield, Inc. and Regent Licensee of Mansfield, Inc. (previously filed as Exhibit 2(c) to the Registrant's Form 10-Q for the quarter ended June 30, 2000 and is incorporated herein by this reference)

10(a) Letter agreement dated March 12, 2000 from Clear Channel Communications, Inc. addressed to Regent Broadcasting of Victorville, Inc., Regent Licensee of Victorville, Inc., Regent Broadcasting of Palmdale, Inc., Regent Licensee of Palmdale, Inc., Regent Broadcasting of Mansfield, Inc. and Regent Licensee of Mansfield, Inc. (previously filed as Exhibit 10(b) to the Registrant's Form 10-K for the year ended December 31, 1999 and is incorporated herein by this reference)